COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

Assets Pledged

2013
Book value of assets pledged under ship mortgages (see Note 19)	$1,994 million

Other Contractual Commitments
The Company has arranged insurance for the legal liability risks for its shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and Britannia Steam Ship Insurance Association Limited, all mutual protection and indemnity associations. On certain of the vessels insured, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.

SFL Deepwater, SFL West Polaris, SFL Hercules and SFL Linus are wholly-owned subsidiaries of the Company, which are accounted for using the equity method. Accordingly, their assets and liabilities are not consolidated in the Company's Consolidated Balance Sheets, but are presented on a net basis under "Investment in associated companies" - see Note 16. As at December 31, 2013, their combined borrowings amounted to $1,131.6 million and the Company guaranteed $280.0 million of this debt. Although it had no borrowings as at December 31, 2013, in February 2014 SFL Linus took delivery of its newbuilding drilling rig and made drawings against its $475 million loan facility, which is fully guaranteed by the Company until the rig commences a sub-charter, which is scheduled to commence during the second quarter of 2014. Thereafter, the Company will guarantee $90.0 million of the debt.

The Company provided a guarantee for the senior secured loan financing relating to the container vessel chartered-in by Corte Real, which is a wholly-owned subsidiary accounted for using the equity method (see Note 16). At December 31, 2013, the outstanding balance on the loan, which is secured by a first priority mortgage on the vessel, was $48.1 million. This guarantee was cancelled in March 2014, when the charter relating to the vessel was terminated.

At December 31, 2013, the Company had contractual commitments under newbuilding contracts totaling $794.8 million (2012: $189.6 million). This includes $405.0 million in respect of the harsh environment jack-up drilling rig, which will be owned by a wholly-owned subsidiary accounted for using the equity method. There are no other contractual commitments at December 31, 2013.

The Company is routinely party both as plaintiff and defendant to laws suits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such law suits.